UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) July 24, 2006

Capital One Auto Receivables, LLC

Capital One Auto Finance Trust 2006-B

Capital One Auto Finance, Inc.

(Exact Name of Registrant, Issuing Entity and Sponsor as Specified in their respective Charters)

Delaware

(State or Other Jurisdiction of Incorporation of Registrant and Issuing Entity)

333-128722 333-128722-03	31-1750007 51-6577763
(Commission File Numbers of Registrant and Issuing Entity)	(Registrant’s and Issuing Entity’s I.R.S. Employer Identification Nos.)

140 E. Shore Drive, Room 1052-D Glen Allen, Virginia	23059
(Address of Principal Executive Offices)	(Zip Code)

(804) 290-6736

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The consolidated financial statements of MBIA Insurance Corporation and subsidiaries as of December 31, 2005 and December 31, 2004 and for the each of the years in the three-year period ended December 31, 2005, included in the Annual Report on Form 10-K of MBIA Inc. (which was filed with the Securities and Exchange Commission on March 8, 2006, Commission File Number 1-09583), are incorporated by reference in this Form 8-K and in the Preliminary Prospectus Supplement relating to the Capital One Auto Finance Trust 2006-B.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of MBIA Insurance Corporation and its subsidiaries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 24, 2006	CAPITAL ONE AUTO RECEIVABLES, LLC

	By:	/s/ Albert A. Ciafre
	Name:	Albert A. Ciafre
	Title:	Assistant Vice President

8-K for Accountant’s Consent

EXHIBIT INDEX

Exhibit No:	Description:
23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of MBIA Insurance Corporation and its subsidiaries.